Exhibit 4.1

COMMON STOCK COMMON STOCK
NUMBER S H A R E S
AT
Akebia
THERAPEUTICS
Akebia Therapeutics, Inc. CUSIP 00972D 10 5
SEE REVERSE FOR CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFIES THAT
SPECIMEN
Is the record holder of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.000010 PAR VALUE PER SHARE, OF
Akebia Therapeutics, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of it’s duly authorized officers.
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER TRUST & COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE
Dated:
PRESIDENT
SECRETARY
Akebia Therapeutics, Inc.
CORPORATE
SEAL
2007
DELAWARE
*
AMERICAN BANK NOTE COMPANY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian
TEN ENT - as tenants by the entireties (Cust) (Minor)
JT TEN - as joint tenants with right under Uniform Gifts to Minors of survivorship and not as Act tenants in common
(State)
Additional abbreviations may also be used though not in the above list.
For value received, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated,
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN
EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.